                                                                    EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY
                             ELIZABETH ARDEN, INC.

                               OFFER TO EXCHANGE

                 11-3/4% SERIES B SENIOR SECURED NOTES DUE 2011

                          FOR ANY AND ALL OUTSTANDING

                 11-3/4% SERIES A SENIOR SECURED NOTES DUE 2011

     This form or one substantially equivalent hereto must be used by registered holders of outstanding 11-3/4% Series A Senior Secured Notes due 2011 (the "Series A Notes") who wish to tender their Series A Notes in exchange for a like principal amount of 11-3/4% Series B Senior Secured Notes due 2011 (the "Series B Notes") pursuant to the exchange offer described in the Prospectus, dated ________, 2001 (the "Prospectus") if the holder's Series A Notes are not immediately available or if such holder cannot deliver its Series A Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to HSBC Bank USA (the "Exchange Agent") prior to the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer [_] Procedures for Tendering [_] Guaranteed Delivery Procedures" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                                 HSBC Bank USA

       By Registered or Certified Mail, by Hand or by Overnight Courier:
                               One Hanson Place
                                  Lower Level
                           Brooklyn, New York 11243
                          Attention:  Issuer Services
                                 By Facsimile:
                                (212) 658-2292
                       (For Eligible Institutions Only)

                                 By Telephone:
                                (212) 658-5931

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

          This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

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Ladies and Gentlemen:

     The undersigned hereby tenders to Elizabeth Arden, Inc. (the "Company") the principal amount of Series A Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

Name of Tendering Holder         Name and Address of Registered   Certificate        Principal
                                 Holder as it appears on the      Number(s) for      Amount of
                                 Series A Notes (Please print)    Series A Notes     Series A Notes
                                                                  Tendered           Tendered
_______________________         _________________________         _____________      ___________
_______________________         _________________________         ____________       ___________
_______________________         _________________________         ____________       ___________

                                PLEASE SIGN HERE

X ________________________________                     _______________

X _______________________________                      _______________
    Signature(s) of Holder(s)                          Date

     Must be signed by the holder(s) of Series A Notes as their name(s) appear(s) on certificates for Series A Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):              _______________________________________________
                      _______________________________________________
                      _______________________________________________
Capacity:             _______________________________________________
Address(es):          _______________________________________________
                      _______________________________________________
                      _______________________________________________
                      _______________________________________________


[_] The Depository Trust Company
(Check if Series A Notes will be tendered by book-entry transfer)
Account Number:______________________________

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.


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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

          The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Series A Notes (or a confirmation of book-entry transfer of such Series A Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm: _________________________             ========================================
Address: ______________________________             (Authorized signature)
                                                    Title: _________________________________
                                                     Name: _________________________________
======================================                       (Please type or print)
                            (Zip Code)

Area Code and Telephone No.:                        Date: __________________________________
______________________________________

          NOTE: DO NOT SEND SERIES A NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. SERIES A NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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